                                                                   Exhibit 99.01

NORTH FORK BUSINESS CAPITAL

                                SECOND AMENDMENT

                  SECOND AMENDMENT, dated as of June 30, 2006 (this
"Amendment"), to the Loan and Security Agreement, dated as of August 1, 2005 as subsequently modified or amended (the "Loan Agreement"), among Del Global
Technologies Corp. ("Del Global"), RFI Corporation and Del Medical Imaging Corp.
(collectively, the "Borrowers") and North Fork Business Capital Corporation (the
"Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Borrowers and the Lender are parties to the Loan
Agreement, under which the Lender has agreed to make, and has made, Loans and other extensions of credit and accommodations to the Borrowers on the terms and subject to the conditions set forth therein; and

                  WHEREAS, the Borrowers have requested that the Lender agree, and the Lender has agreed, to amend certain provisions of the Loan Agreement, each upon the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, the Borrowers and the Lender agree as follows:

                  SECTION 1. AMENDMENTS TO THE LOAN  AGREEMENT.  Effective as of
the date hereof, the Loan Agreement is amended as follows:

                  (a) Section 2.1(a) is amended and restated as follows:

                           "(a) The Lender agrees, subject to Section 2.5 and
                           the other terms and conditions of this Agreement, to
                           make loans (the "Revolving Credit Loans") to the
                           Borrowers, from time to time from the Closing Date to
                           but excluding the Expiration Date, at the
                           Administrative Borrower's request to the Lender, in
                           an aggregate principal amount at any one time
                           outstanding which, when combined with the aggregate
                           undrawn amount of all unexpired Letters of Credit,

NORTH FORK BUSINESS CAPITAL

                           does not exceed (i) 85% of Eligible Receivables PLUS
                           (ii) 40% of Eligible Inventory, all of the foregoing
                           LESS such reserves as the Lender may establish in its
                           sole discretion including, without limitation, (A) so
                           long as the Shareholder Subordinated Indebtedness has
                           not (I) been refinanced with new subordinated debt on
                           terms and conditions satisfactory to the Lender or
                           (II) had its maturity date extended to a date that is
                           at least ninety days after the Expiration Date, the
                           Lender and the Borrowers agree that, commencing March
                           1, 2006, there shall be an additional reserve (the
                           "Sinking Fund Reserve") of $100,000, which reserve
                           shall increase by $100,000 on the first Business Day
                           of each of April, 2006 and May, 2006. No payments
                           shall be made by Borrowers to the Sinking Fund
                           Reserve for the period from June 1, 2006 through
                           September 30, 2006. On the first Business Day of
                           October, 2006, such reserve shall increase by
                           $200,000; on the first Business Day of November,
                           2006, such reserve shall increase by $500,000; on the
                           first Business Day of each of December, 2006,
                           January, 2007 and February, 2007 such reserve shall
                           increase by $300,000; and on the first Business Day
                           of March, 2007 such reserve shall increase by
                           $200,000; and (B) a reserve in an amount equal to
                           twice the amount of any dilution of the Borrower's
                           Receivables from time to time (the "Borrowing Base");
                           PROVIDED, HOWEVER, that in no event shall the
                           aggregate amount of the Revolving Credit Loans and
                           the Letters of Credit outstanding at any time (x) in
                           respect of Eligible Inventory exceed $2,000,000 or
                           (y) exceed the Maximum Amount of the Revolving
                           Facility."

                  (b) Section 9.1 is amended by adding the following as Section
         9.1(o):

                           "(o) the Borrowers shall fail to receive, by October
                           31, 2006, a dividend in the amount of $1,500,000,
                           from its subsidiary, Villa Sistemi (the "Villa
                           Sistemi Dividend"), which Villa Sistemi Dividend
                           shall constitute Collections and shall be deposited
                           into the Blocked Account.

                  SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when, and only when, the Lender shall have received (a)
counterparts of this Amendment, duly executed by the Borrowers, and (b) payment of the costs and expenses (including, without limitation, reasonable attorneys'
fees) incurred by the Lender in connection with this Amendment.

                                      -2-

NORTH FORK BUSINESS CAPITAL

                  SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS.
Each Borrower represents and warrants as follows:

                  (a) Such Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of New York or Delaware, as the case may be, and is qualified to do business under the laws of such other jurisdictions in which its failure to so qualify could have a Material Adverse Effect.

                  (b) The execution, delivery and performance by such Borrower of this Amendment (i) are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (A) such Borrower's Governing Documents, (B) any Requirement of Law or (C) any Material Contract and (ii) will not result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower.

                  (c) No authorization, approval or other action by, and no
         notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery and performance by such
         Borrower of this Amendment.

                  (d) This Amendment and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms except as enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and
         (ii) general principles of equity.

                  (e) Except as specified in Schedule 6.1(r) to the Loan
         Agreement, there is no pending or, to the best of such Borrower's knowledge after due inquiry, threatened litigation, contested claim, investigation, arbitration or governmental proceeding by or against such Borrower before any court, Governmental Authority or arbitrator which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Amendment or the Loan
         Agreement as amended hereby.

                  (f) Except as previously waived in writing by the Lender, no
         Default has occurred and is continuing.

                  SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

                  (a) On and after the date hereof, each reference in the Loan
         Agreement to "this Agreement," "hereunder," "hereof," "herein" and words of like import, and each reference in the other Loan Documents to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically waived or amended above, (i) the
         Loan Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed by each of the parties hereto and (ii) the Lender shall not be deemed to have waived any

                                      -3-

NORTH FORK BUSINESS CAPITAL

         rights or remedies it may have under the Loan Agreement, any other Loan
         Document or applicable law.

                  (c) The execution, delivery and effectiveness of this
         Amendment shall not, except as expressly provided herein, operate as a waiver of or an amendment to any right, power or remedy of the Lender under any of the Loan Documents, or constitute a waiver of or an
                  (c) amendment to any provision of any of the Loan Documents.

                  SECTION 5. COSTS AND EXPENSES. The Borrowers agree to pay, on demand, all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment
(including, without limitation, the reasonable fees and expenses of counsel to the Lender).

                  SECTION 6. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment
may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This
Amendment may be executed and delivered by telecopier or other facsimile transmission with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

                  SECTION 7. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND
ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION
WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE,
SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW
PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

                                      -4-

NORTH FORK BUSINESS CAPITAL

                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                  DEL GLOBAL TECHNOLOGIES CORP.

                                                  By: /s/ Mark Koch
                                                      --------------------------
                                                      Mark Koch
                                                      Treasurer

                                                  RFI CORPORATION

                                                  By: /s/ Mark Koch
                                                      --------------------------
                                                      Mark Koch
                                                      Treasurer

                                                  DEL MEDICAL IMAGING CORP.

                                                  By: /s/ Mark Koch
                                                      --------------------------
                                                      Mark Koch
                                                      Treasurer

                                                  NORTH FORK BUSINESS CAPITAL
                                                  CORPORATION

                                                  By: /s/ Robert E. Capasso
                                                      --------------------------
                                                      Robert E. Capasso
                                                      Senior Vice President, SCO

                                      -5-